Exhibit 99.1

NEWS RELEASE
COMPUWARE CORPORATION

Corporate Headquarters
One Campus Martius • Detroit, Michigan 48226
(313) 227-7300

For Immediate Release
July 22, 2010

Compuware Earns Six Cents Per Share in Q1 as
Momentum in Growth Engines Continues

•	Non-mainframe solutions revenue increases 44 percent year-over-year in Q1 excluding divested products, 12.5 percent as reported

•	Total products revenue increases 8.7 percent year-over-year in Q1 excluding divested products to $150.1M, decreases one percent as reported

•	Q1 Vantage license fees increase 52 percent year-over-year to $14.2M, Gomez Q1 subscription revenue reaches $13.3M as demand for Enterprise to Internet APM increases

•	Changepoint license fees increase 79 percent year-over-year to $2.4M in Q1 as focus on technology companies drives new sales

•	Covisint revenues increase 16 percent year-over-year to $11.2M in Q1 as both healthcare and manufacturing verticals show strength

DETROIT--July 22, 2010--Compuware Corporation (NASDAQ: CPWR) today announced final financial results for its first quarter ended June 30, 2010.

“Compared to this time last year, Compuware has a healthier, higher-growth solution portfolio with much stronger competitive positioning,” said Compuware President and COO Bob Paul. “Compuware’s non-mainframe solutions’ revenues are up 44 percent year-over-year, excluding divested products. Each of these growth engines delivered double digit percentage increases in year-over-year license fees or subscription revenues in Q1.

“Our planned reduction of unprofitable services engagements has almost doubled Compuware’s professional services segment contribution margin year-over-year to nearly 11 percent in Q1,” continued Paul. “This strategy has impacted Compuware’s total Q1 revenues modestly, while positioning the services business to reach our 15 percent margin goal by Q4.”

Compuware reports first quarter revenues of $206.5 million, compared to $214.4 million in Q1 last year. First quarter earnings per share were six cents, compared to 21 cents in Q1 last year, based upon 227.6 million and 242.5 million shares outstanding, respectively. During Q1 last year, Compuware EPS were positively impacted by 14 cents per share from the gain on the divestiture of the company’s quality solutions business.

First quarter net income was $12.6 million compared to $51.0 million in the same period last year. During Q1 last year, Compuware net income was positively impacted by $33.8 million from the after-tax gain on the divestiture of the company’s quality solutions business.

During the company’s first quarter, software license fees were $33.3 million compared to $31.8 million (excluding divested products) and $40.6 million (as reported) in the first quarter last year. Maintenance and subscription fees were $116.8 million in the first quarter compared to $106.3 million (excluding divested products) and $111.1 million (as reported) in the first quarter last year. Revenue from professional services in the first quarter was $56.4 million, compared to $62.7 million in the same quarter last year.

Compuware Earns Six Cents Per Share in Q1 as Momentum in Growth Engines Continues
July 22, 2010

First Quarter Fiscal Year 2011 Highlights

During the first quarter, Compuware:

•	strengthened its position as the global leader in application performance by announcing that international IT services company Atos Origin has joined the Compuware Partner Network.

•	showcased its solutions for managing the performance of applications across the Cisco network at Cisco Live 2010.

•	improved the application performance of SafeAuto Insurance’s critical customer-facing applications that span both the Enterprise and Internet by using Gomez adVantage.

•	detailed how AccuWeather.com uses the Compuware Gomez mobile monitoring solution.

•	released Compuware Changepoint 2010, its powerful project portfolio management and professional services automation solution.

•	announced that leading industry analyst firm Gartner Inc. placed Compuware in the "leaders" quadrant of the “Magic Quadrant for IT Project and Portfolio Management.”

•	announced that Cable&Wireless Worldwide would offer Compuware Vantage and Gomez solutions as an enhancement for its Application Performance Management product portfolio.

•
improved the efficiency and success rate for patient transfers for Michigan's Thumb Rural HealthNetwork through the technology of Covisint. Additionally, Covisint globally offered PROSTEP AG's data transfer application, OpenDXM® GlobalX™, through Covisint ExchangeLink™.

•	introduced through Compuware Gomez the industry's first solution for testing how entire websites perform and render on the Apple iPad.

•	launched Uniface 9.4, which enables a very short time-to-market for rich Internet and mobile applications.

•
joined Dole Food Company at the Gartner IT Infrastructure, Operations & Management Summit to highlight how Compuware’s end-to-end application performance management solution is improving the performance and availability of Dole Food Company’s mission-critical applications.

•
announced that Baptist Health System selected Compuware's EHR Service Delivery Solution—powered by Compuware Vantage—to monitor the performance and availability of its Electronic Health Record systems and ensure Service Level Agreements were being met.

Compuware Earns Six Cents Per Share in Q1 as Momentum in Growth Engines Continues
July 22, 2010

•	introduced a free, Compuware Gomez Multi-browser Website Performance Test that provides businesses with an instant evaluation of their website response times across multiple browsers and geographies.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the financial information included following this press release uses non-GAAP measures for revenue. The non-GAAP revenue disclosure provides information on total products commitments. Compuware management believes the non-GAAP financial information provided in this release is useful to investors’ understanding and assessment of Compuware’s ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in operating and evaluating its business and as such has determined that it is important to provide this information to investors. A reconciliation of non-GAAP to GAAP information is contained in the financial statements following this press release.

Compuware Corporation

Founded in 1973, Compuware provides software, experts and best practices to ensure applications work well and deliver business value. Compuware solutions optimize end-to-end application performance for leading organizations around the world, including 46 of the top 50 Fortune 500 companies and 12 of the top 20 most visited U.S. web sites. Learn more at: http://www.compuware.com.

###

Conference Call Information

Compuware will host a conference call to discuss these results at 5 p.m. Eastern time (21:00 GMT) today. To join the conference call, interested parties from the United States should call 800-230-1092. For international access, the conference call number is +1-612-288-0337. No password is required.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 104766. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Press Contact

Lisa Elkin, Vice President, Marketing and Communications, +1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company’s future plans, objectives and expected performance, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company’s reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF JUNE 30,
ASSETS
	2010	2009
CURRENT ASSETS:
Cash and cash equivalents	$138,670	$390,680
Accounts receivable, net	399,976	379,771
Deferred tax asset, net	49,410	41,231
Income taxes refundable	4,965	3,793
Prepaid expenses and other current assets	25,645	27,203
Total current assets	618,666	842,678

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	338,739	349,258

CAPITALIZED SOFTWARE, LESS ACCUMULATED AMORTIZATION	42,480	36,114

OTHER:
Accounts receivable	200,309	217,207
Deferred tax asset, net	35,293	32,493
Goodwill	591,455	341,841
Other	69,465	32,960
Total other assets	896,522	624,501

TOTAL ASSETS	$1,896,407	$1,852,551

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$14,339	$24,101
Accrued expenses	70,944	74,193
Income taxes payable	23,211	39,927
Deferred revenue	441,068	398,624
Total current liabilities	549,562	536,845

DEFERRED REVENUE	342,273	351,006

ACCRUED EXPENSES	33,376	28,214

DEFERRED TAX LIABILITY, NET	48,989	28,361
Total liabilities	974,200	944,426

SHAREHOLDERS' EQUITY:
Common stock	2,236	2,378
Additional paid-in capital	609,249	626,421
Retained earnings	307,394	279,951
Accumulated other comprehensive income (loss)	3,328	(625)
Total shareholders' equity	922,207	908,125

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,896,407	$1,852,551

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED
	JUNE 30,

	2010	2009
REVENUES:
Software license fees	$33,330	$40,546
Maintenance and subscription fees	116,759	111,127
Professional services fees	56,396	62,715
Total revenues	206,485	214,388

OPERATING EXPENSES:
Cost of software license fees	3,416	3,949
Cost of maintenance and subscription fees	13,287	8,956
Cost of professional services	50,713	58,901
Technology development and support	21,541	21,482
Sales and marketing	57,704	53,148
Administrative and general	37,437	40,130
Restructuring costs		2,490
Gain on divestiture of product lines		(52,351)
Total operating expenses	184,098	136,705

INCOME FROM OPERATIONS	22,387	77,683

OTHER INCOME (EXPENSES)
Interest income	909	1,569
Other	(44)	(149)

OTHER INCOME, NET	865	1,420

INCOME BEFORE INCOME TAXES	23,252	79,103

INCOME TAX PROVISION	10,607	28,056

NET INCOME	$12,645	$51,047

DILUTED EPS COMPUTATION
Numerator: Net income	$12,645	$51,047
Denominator:
Weighted-average common shares outstanding	224,538	240,784
Dilutive effect of stock options	3,037	1,764
Total shares	227,575	242,548
Diluted EPS	$0.06	$0.21

COMPUWARE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	THREE MONTHS ENDED
	JUNE 30,
	2010	2009
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$12,645	$51,047
Adjustments to reconcile net income to cash provided by operations:
Gain on divestiture of product lines		(52,351)
Depreciation and amortization	12,213	10,378
Stock award compensation	5,304	5,637
Deferred income taxes	(6,079)	1,017
Other	336	870
Net change in assets and liabilities, net of effects from divestiture and currency fluctuations:
Accounts receivable	62,573	119,957
Prepaid expenses and other current assets	19,659	14,521
Other assets	1,452	(2,339)
Accounts payable and accrued expenses	(35,066)	(23,061)
Deferred revenue	(64,919)	(64,745)
Income taxes	8,024	13,972
Net cash provided by operating activities	16,142	74,903

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(4,268)	(1,674)
Capitalized software	(4,506)	(4,034)
Net proceeds from divestiture of product lines		64,992
Net cash provided by (used in) investing activities	(8,774)	59,284

CASH FLOWS USED IN FINANCING ACTIVITIES:
Net proceeds from exercise of stock options including excess tax benefits	2,227	1,628
Employee contribution to common stock purchase plans	719	579
Repurchase of common stock	(16,160)	(32,305)
Net cash used in financing activities	(13,214)	(30,098)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(5,381)	8,479

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(11,227)	112,568

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	149,897	278,112

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$138,670	$390,680

COMPUWARE CORPORATION AND SUBSIDIARIES
OPERATIONAL HIGHLIGHTS
(dollar amounts in thousands)

	QUARTER ENDED JUN 30,		YR - YR	QUARTER ENDED MAR 31,	QTR - QTR
	2010	2009	% Chg	2010	% Chg
Products:
Software License Fees excluding Divested Products:
Distributed License Fees:
Vantage	$14,232	$9,358	52.1%	$16,988	(16.2%)
Changepoint	2,352	1,316	78.7%	2,695	(12.7%)
Uniface	2,038	1,474	38.3%	2,713	(24.9%)
Other	187	481	(61.1%)	590	(68.3%)
Distributed License Fees excluding Divested Products	18,809	12,629	48.9%	22,986	(18.2%)
Mainframe License Fees	14,521	19,193	(24.3%)	28,839	(49.6%)
Total Software License Fees excluding Divested Products	33,330	31,822	4.7%	51,825	(35.7%)

Maintenance and Subscription Fees excluding Divested Products:
Distributed Products	26,127	25,896	0.9%	26,819	(2.6%)
Mainframe Products	77,360	80,392	(3.8%)	79,993	(3.3%)
Subscription - Gomez	13,272	-	N/A	11,087	19.7%
Total Maintenance and Subscription Fees excluding Divested Products	116,759	106,288	9.9%	117,899	(1.0%)

Total Products Revenue excluding Divested Products:
Distributed Products	44,936	38,525	16.6%	49,805	(9.8%)
Mainframe Products	91,881	99,585	(7.7%)	108,832	(15.6%)
Subscription - Gomez	13,272	-	N/A	11,087	19.7%
Total Products Revenue excluding Divested Products	150,089	138,110	8.7%	169,724	(11.6%)

Divested Products:
License Fees	-	8,724	(100.0%)	-
Maintenance Fees	-	4,839	(100.0%)	-
Total Products Revenue Divested Products	-	13,563	(100.0%)	-

Total Product Revenue	$150,089	$151,673	(1.0%)	$169,724	(11.6%)

Total Product Revenue by Geography
North America	$83,951	$80,608	4.1%	$91,417	(8.2%)
International	$66,138	$71,065	(6.9%)	$78,307	(15.5%)

Total Cost of Product Revenue (excluding Gain on Divestiture)	$95,948	$87,535	9.6%	$102,940	(6.8%)

Deferred License Fees
Current	$46,168	$55,961	(17.5%)	$50,514	(8.6%)
Long-term	$36,424	$47,323	(23.0%)	$43,350	(16.0%)

Deferred During Quarter	$7,000	$10,679	(34.5%)	$7,729	(9.4%)
Recognized During Quarter	$15,271	$24,385	(37.4%)	$18,342	(16.7%)

Professional Services:
Professional Services Segment Fees	$45,157	$53,045	(14.9%)	$49,858	(9.4%)
Application Services Segment Fees	11,239	9,670	16.2%	10,416	7.9%
Total Professional Services Fees	$56,396	$62,715	(10.1%)	$60,274	(6.4%)

Professional Services Segment Contribution Margin	10.9%	5.5%		14.7%
Application Services Segment Contribution Margin	6.8%	9.1%		1.2%
Total Professional Services Fees Contribution Margin	10.1%	6.1%		12.4%

Billable Professional Services Segment Headcount	1,171	1,391	(15.8%)	1,218	(3.9%)
Application Services Segment Headcount	309	259	19.3%	305	1.3%

Other:
Total Company Headcount	4,256	4,275	(0.4%)	4,336	(1.8%)

Total DSO (Billed)	64.3	58.4		75.2
Total DSO	174.3	159.4		178.6

COMPUWARE CORPORATION AND SUBSIDIARIES
PRODUCT COMMITMENTS
(In Thousands)

	QUARTER ENDED
	JUNE 30,	JUNE 30,
	2010	2009

License fees	$33,330	$40,546

License fees - divested products *		(8,724)

License fees excluding divested products	33,330	31,822

Change in deferred license fees excluding divested products *	(8,271)	(6,669)

License contracts entered into during period excluding divested products	25,059	25,153

Maintenance and subscription fees	116,759	111,127

Maintenance fees - divested products *		(4,839)

Maintenance and subscription fees excluding divested products	116,759	106,288

Change in deferred maintenance and subscription fees excluding divested products *	(57,515)	(47,887)

Maintenance and subscription contracts & renewals entered into during period excluding divested products	59,244	58,401

Total products commitments during period excluding divested products	$84,303	$83,554

*
The company divested its Quality and DevPartner product lines during the quarter ended June 30, 2009.  For comparison purposes, the Products Commitments schedule excludes Quality and DevPartner license revenue, maintenance revenue and product commitments from the quarter ended June 30, 2009.

A significant portion of the company's product software revenue is recognized ratably over the contractual term of the arrangement. Therefore, to supplement the understanding of Compuware's software business, we believe it is important to also consider the amount of product commitments, which represents the full contractual value of each product software arrangement entered into during the reporting period.